DATE:                                                     June 29, 2006
TO:                                                       Deutsche Bank Trust Company Americas, not in its individual capacity but solely as trustee for the benefit of RALI Series 2006-QA5 Trust, acting on behalf of the Class A
                                                          Certificateholders and the Class M Certificateholders under the Pooling and Servicing
                                                          Agreement identified below (“Party A”)

ATTENTION:                                                RALI Series 2006-QA5

FROM:                                                     Deutsche Bank Trust Company Americas, not in its individual capacity but solely as trustee for the benefit of RALI Series 2006-QA5 Trust, acting on behalf of the Class SB
                                                          Certificateholders under the Pooling and Servicing Agreement identified below (“Party B”)

SUBJECT:                                                  Payment Swap Confirmation and Agreement
REFERENCE NUMBER
The purpose of this letter  agreement (the  “Agreement”) is to confirm the terms and conditions of the Transaction  entered into on the Trade Date specified below (the  “Transaction”)  between Party A and Party B. This Agreement,  which evidences a complete and binding  agreement between you and us to enter into the Transaction on the terms set forth below,  constitutes a “Confirmation”  as referred to in the ISDA Form Master Agreement (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1.          This Agreement is subject to and  incorporates  the 2000 ISDA  Definitions  (the  “Definitions”),  as published by the  International  Swaps and
Derivatives  Association,  Inc.  (“ISDA”).  You and we have agreed to enter into this  Agreement in lieu of  negotiating  a Schedule to the 1992 ISDA Master
Agreement  (Multicurrency-Cross  Border) form (the “ISDA Form Master  Agreement”)  but,  rather,  an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the  Transaction.  In the event of any  inconsistency  between the  provisions of this  Agreement and the
Definitions or the ISDA Form Master  Agreement,  this Agreement shall prevail for purposes of the Transaction.  Terms used and not otherwise defined herein, in the ISDA Form  Master  Agreement  or the  Definitions  shall have the  meanings  assigned to them in the Pooling  and  Servicing  Agreement,  dated as of
February 1,  2006, among Residential Asset Securities  Corporation,  as depositor,  Residential Funding Corporation,  as master servicer,  and Deutsche Bank
Trust Company  Americas,  as trustee (the “Pooling and Servicing  Agreement”).  Each reference to a “Section” or to a “Section” “of this  Agreement” will be construed as a reference to a Section of the 1992 ISDA Form Master  Agreement.  Each  capitalized term used herein that is not defined herein or in the 1992
ISDA Form Master Agreement shall have the meaning defined in the Pooling and Servicing Agreement.  Notwithstanding  anything herein to the contrary,  should any provision of this Agreement  conflict with any provision of the Pooling and Servicing  Agreement,  the provision of the Pooling and Servicing  Agreement shall apply.

2.          The terms of the particular Transaction to which this Confirmation relates are as follows:

                    Trade Date:
                    Effective Date:
                    Termination Date:                                   July 25, 2036 subject to adjustment in accordance with the Business Day Convention.
                    Business Days:                                      California, Minnesota, Texas, New York, Illinois.
                    Business Day Convention:                            Following.
                    Party A Payments:
                    Party A Payment Dates:                              Each Distribution Date under the Pooling and Servicing Agreement.
                    Party A Payment Amounts:                            On each Party A Payment Date,  the amount,  if any,  equal to the aggregate  amount of
                                                                        Net  Swap  Payments  and  Swap  Termination  Payments  owed to the  Swap  Counterparty remaining  unpaid  after  application  of the sum of (A) from the  Adjusted  Available
                                                                        Distribution  Amount that would have remained had the Adjusted Available  Distribution
                                                                        Amount  been  applied on such  Distribution  Date to make the  distributions  for such
                                                                        Distribution  Date under  Section 4.02(c)  clauses  (i) through (x) of the Pooling and
                                                                        Servicing   Agreement,   of  (I)  Accrued   Certificate   Interest  on  the   Class SB
                                                                        Certificates,  (II) the amount of any Overcollateralization Reduction Amount and (III)
                                                                        for each  Distribution  Date after the Certificate  Principal Balance of each Class of
                                                                        Class A   Certificates  and  Class M  Certificates  has  been  reduced  to  zero,  the
                                                                        Overcollateralization   Amount,   (B)  from  prepayment  charges  on  deposit  in  the
                                                                        Certificate  Amount,  any prepayment charges received on the Mortgage Loans during the related  Prepayment Period and (C) from the amount  distributable  with respect to the
                                                                        REMIC III Regular Interest IO.
                    Party B Payments:
                    Party B Payment Dates:                              Each Distribution Date under the Pooling and Servicing Agreement
                    Party B Payment Amounts:                            On each  Party B Payment  Date,  an amount  equal to the  lesser of (a) the  Available
                                                                        Distribution  Amount remaining on such  Distribution  Date after the  distributions on such Distribution Date under  Section 4.02(c)  clauses (i) through (vi) of the Pooling and Servicing  Agreement and (b) the aggregate unpaid Basis Risk Shortfalls  allocated to  the  Class A  Certificateholders  and  the  Class M  Certificateholders  for  such
                                                                        Distribution Date.

3.          Additional Provisions:  Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in)
substantial  financial  transactions  and has taken (or  refrained  from taking) other  material  actions in reliance upon the entry by the parties into the
Transaction  being  entered  into on the terms and  conditions  set forth  herein and in the ISDA Form Master  Agreement  relating to such  Transaction,  as applicable.

4.          Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1)          Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a)         “Specified Entity” is not applicable to Party A or Party B for any purpose.

(b)         “Specified  Transaction” is not applicable to Party A or Party B for any purpose, and,  accordingly,  Section 5(a)(v) shall not apply to Party A or Party B.

(c)         The “Cross Default” provisions of Section 5(a)(vi) shall not apply to Party A or Party B.

(d)         The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to Party A or Party B.

(e)         With respect to Party A and Party B, the  “Bankruptcy”  provision of Section  5(a)(vii)(2) of the ISDA Form Master  Agreement will be deleted in its entirety.

(f)         The “Automatic Early Termination” provision of Section 6(a) will not apply to Party A or to Party B.

(g)         Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

(i)         Market Quotation will apply.

(ii)        The Second Method will apply.

(h)         “Termination Currency” means United States Dollars.

(i)         The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to Party A or Party B.

(j)         Tax Event. The provisions of Section  2(d)(i)(4) and 2(d)(ii) of the ISDA Form Master Agreement shall not apply to Party A and Party A shall not be required to pay any additional amounts referred to therein.

2)          Tax Representations.

(a)         Payer  Representations.  For the purpose of Section 3(e) of the ISDA Form Master Agreement,  each of Party A and Party B will make the following representations:

                                                It is not  required  by  any  applicable  law,  as  modified  by the  practice  of any  relevant governmental  revenue  authority,  of  any  Relevant  Jurisdiction  to  make  any  deduction  or withholding  for or on account of any Tax from any payment  (other than  interest  under Section
                                                2(e),  6(d)(ii) or 6(e) of the ISDA Form Master  Agreement)  to be made by it to the other party under this Agreement. In making this representation, it may rely on:

(i)         the accuracy of any representations made by the other party pursuant to Section 3(f) of the ISDA Form Master Agreement;

(ii)        the  satisfaction  of the  agreement  contained  in  Sections  4(a)(i) or  4(a)(iii)  of the ISDA Form Master  Agreement  and the  accuracy  and effectiveness  of any document  provided by the other party  pursuant to Sections  4(a)(i) or 4(a)(iii) of the ISDA Form
                                    Master Agreement; and

(iii)       the satisfaction of the agreement of the other party contained in Section 4(d) of the ISDA Form Master Agreement,  provided that it shall not be a breach of this  representation  where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)         Payee  Representations.  For the  purpose  of  Section  3(f)  of the  ISDA  Form  Master  Agreement,  Party A and  Party  B make  the  following representations: None

3)          Documents to be Delivered.  For the purpose of Section 4(a) (i) and 4(a) (iii):

(1)         Tax forms, documents, or certificates to be delivered are:

Party required to deliver          Form/Document/                                          Date by which to
document                           Certificate                                             Be delivered
Party A and Party B                Any documents required or reasonably                    Promptly after the earlier of (i) reasonable demand by either party
                                   requested to allow the other party to make              or (ii) learning that such form or document is required
                                   payments under this Agreement without any
                                   deduction or withholding for or on the
                                   account of any Tax or with such deduction
                                   or withholding at a reduced rate

(2)         Other documents to be delivered are:

Party required                          Form/Document/                                     Date by which to be delivered     Covered by
to deliver                              Certificate                                                                          Section 3(d) Representation
document
Party A and Party B                     Any documents required by the receiving party to   Upon execution and delivery of    Yes
                                        evidence the authority of the delivering party     this Agreement and such
                                        for it to execute and deliver this Agreement,      Confirmation
                                        any Confirmation to which it is a party, and to
                                        evidence the authority of the delivering party
                                        to perform its obligations under this Agreement
                                        and such Confirmation.
Party A and Party B                     A certificate of an authorized officer of the      Upon the execution and delivery   Yes
                                        party, as to the incumbency and authority of the   of this Agreement and such
                                        respective officers of the party signing this      Confirmation
                                        Agreement

4)          Miscellaneous.  Miscellaneous

(a)         Address for Notices: For the purposes of Section 12(a) of this Agreement:

                                                Address for notices or communications to Party A:

            Address:                         RALI Series 2006-QA5 Trust,
                                             acting through Deutsche Bank Trust Company Americas
                                             not in its individual capacity
                                             but solely in its capacity as
                                             Trustee for the benefit of the
                                             RALI Series 2006-QA5 Trust
                                             Attn:       RALI Series 2006-QA5 Trust
                                             Fax:        714-247-6285

            with a copy to:                  Residential Funding Corporation
                                             8400 Normandale Lake Blvd., Suite 600
                                             Minneapolis, MN 55437

            (For all purposes)

            Address for notices or communications to Party B:
            Address:                         RALI Series 2006-QA5 Trust,
                                             acting through Deutsche Bank Trust Company Americas
                                             not in its individual capacity
                                             but solely in its capacity as
                                             Trustee for the benefit of the
                                             RALI Series 2006-QA5 Trust
                                             Attn:       RALI Series 2006-QA5 Trust
                                             Fax:        714-247-6285

            with a copy to:                  Residential Funding Corporation
                                             8400 Normandale Lake Blvd., Suite 600
                                             Minneapolis, MN 55437

            (For all purposes)

(b)         Process Agent. For the purpose of Section 13(c):

                        Party A:                                    Not Applicable
                        Party B:                                    Not Applicable

(c)         Offices. The provisions of Section 10(a) will not apply to this Agreement;  neither Party A nor Party B have any Offices other than as set forth in the Notices Section.

(d)         Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement, neither Party A nor Party B is a Multibranch. Party.

(e)         Calculation Agent. The Calculation Agent is Party B.

(f)         Credit Support Document.

                                                Not Applicable

(g)         Credit Support Provider.

                                                Not Applicable

(h)         Governing  Law.  The parties to this ISDA  Agreement  hereby agree that the law of the State of New York shall govern their rights and duties in whole,  without regard to the conflict of law provision  thereof,  other than New York General  Obligations  Law Sections 5-1401 and
                        5-1402.

(i)         Non-Petition.  Party A and Party B each hereby  irrevocably and  unconditionally  agrees that it will not institute  against,  or join any other person in instituting  against or cause any other person to institute  against RALI Series  2006-QA5  Trust,  Mortgage  Asset-Backed
                        Pass-Through Certificates, Series 2006-QA5, or the other party any bankruptcy,  reorganization,  arrangement, insolvency, or similar proceeding  under the laws of the United States,  or any other  jurisdiction  for the non-payment of any amount due hereunder or any other reason until the payment in full of the  Certificates and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

(j)         Severability. If any term, provision,  covenant, or condition of this Agreement, or the application thereof to any party or circumstance,  shall be held to be invalid or  unenforceable  (in whole or in part) for any reason,  the  remaining  terms,  provisions,  covenants,  and conditions  hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or  unenforceable portion eliminated,  so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not  substantially impair the respective benefits or expectations of the parties.

                                    The  parties  shall  endeavor  to engage in good faith  negotiations  to replace  any  invalid  or  unenforceable  term, provision,  covenant or condition with a valid or enforceable term, provision,  covenant or condition,  the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(k)         Consent to Recording.  Each party hereto  consents to the monitoring or recording,  at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording,  and agrees to notify its officers and employees of such monitoring or recording.

(l)         Waiver of Jury Trial.  Each party to this Agreement  respectively  waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(m)         Set-Off  Notwithstanding  any provision of this Agreement or any other existing or future agreement,  each party irrevocably  waives any and all rights it may have to set off, net,  recoup or otherwise  withhold or suspend or condition  payment or performance of any obligation between it and the other party  hereunder  against any  obligation  between it and the other party under any other  agreements.  The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

(n)         This Agreement may be executed in several  counterparts,  each of which shall be deemed an original but all of which  together shall  constitute one and the same instrument.

(o)         Trustee Liability Limitations.  It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by
                        Deutsche Bank Trust Company  Americas,  not individually or personally but solely as Trustee of Party A and Party B, in the exercise of the powers and authority  conferred and vested in it and that Deutsche Bank Trust Company  Americas  shall perform its duties and obligations hereunder in accordance with the standard of care set forth in Article VIII of the Pooling and Servicing Agreement,  (b)
                        each of the representations,  undertakings and agreements herein made on the part of Party A and Party B is made and intended not as personal  representations,  undertakings  and  agreements by Deutsche  Bank Trust Company  Americas but is made and intended for the purpose of binding only Party A and Party B, (c) nothing herein  contained  shall be construed as creating any liability on Deutsche
                        Bank Trust Company Americas,  individually or personally,  to perform any covenant either expressed or implied contained herein, all such  liability,  if any, being  expressly  waived by the parties hereto and by any Person claiming by, through or under the parties hereto;  provided that nothing in this paragraph shall relieve  Deutsche Bank Trust Company  Americas from performing its duties and obligations  hereunder and under the Pooling and Servicing Agreement in accordance with the standard of care set forth therein,  and
                        (d) under no circumstances  shall Deutsche Bank Trust Company  Americas be personally  liable for the payment of any indebtedness or expenses of Party A or Party B or be liable for the breach or failure of any obligation,  representation,  warranty or covenant made or undertaken by Party A or Party B under this Agreement or any other related  documents;  provided,  that nothing in this paragraph shall relieve  Deutsche Bank Trust Company  Americas from performing its duties and obligations  hereunder and under the Pooling and
                        Servicing Agreement in accordance with the standard of care set forth herein and therein.

5)          “Affiliate”.  Party A and Party B shall be deemed to not have any Affiliates for purposes of this  Agreement,  including for purposes of Section
            6(b)(ii).

6)          Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

                                                “(g)        Relationship Between Parties.

            Each party represents to the other party on each date when it enters into a Transaction that:--

(1)         Nonreliance.  (i) It is not relying on any statement or representation  of the other party regarding the Transaction  (whether written or oral), other than the  representations  expressly made in this Agreement or the  Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business,  investment,  financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading  decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

(2)         Evaluation and Understanding.

(i)         It has the capacity to evaluate  (internally or through independent  professional advice) the Transaction and has made its own decision to enter into the Transaction and has been directed by the Pooling and Servicing Agreement to enter into this Transaction; and

(ii)        It understands  the terms,  conditions and risks of the  Transaction  and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3)         Purpose.  It is entering into the  Transaction  for the purposes of managing its borrowings or  investments,  hedging its  underlying  assets or liabilities or in connection with a line of business.

(4)         Status of Parties. The other party is not acting as agent, fiduciary or advisor for it in respect of the Transaction.

(5)         Eligible Contract  Participant.  It is an “eligible swap participant” as such term is defined in Section 35.1(b)(2) of the regulations (17 C.F.R
35) promulgated  under, and it constitutes an “eligible  contract  participant” as such term is defined in Section 1(a)12 of the Commodity  Exchange Act, as amended.”

7)          Account Details and Settlement Information:

                                    Payments to Party A:
                                    Deutsche Bank Trust Company Americas
                                    ABA Number: 021-001-003
                                    Account Number: [as provided by Party B in writing to Party A]
                                    Account Name: [as provided by Party B in writing to Party A]
                                    Ref: RALI 2006-QA5 Swap
                                    Payments to Party B:
                                    Deutsche Bank Trust Company Americas
                                    ABA Number: 021-001-003
                                    Account Number: [as provided by Party B in writing to Party A]
                                    Account Name: [as provided by Party B in writing to Party A]
                                    Ref: RALI 2006-QA5 Swap
Please sign and return to us a copy of this Agreement.

                                                                        Very truly yours,
                                                                        DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as trustee for the benefit of RALI Series 2006-QA5 Trust, acting on behalf of the
                                                                        Class SB Certificateholders

                                                                        By:_____________/s/ Karlene Benvenuto_________________
                                                                                    Name:       Karlene Benvenuto
                                                                                    Title:      Authorized Signatory

                                                                        AGREED AND ACCEPTED AS OF THE TRADE DATE
                                                                        DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as trustee for the benefit of RALI Series 2006-QA5 Trust, acting on behalf of the
                                                                        Class A Certificateholders and the Class M Certificateholders

                                                                        By:_____________/s/ Karlene Benvenuto_________________
                                                                                    Name:       Karlene Benvenuto
                                                                                    Title:      Authorized Signatory